SETTLEMENT AGREEMENT

This Debt Settlement Agreement, hereinafter known as the "Agreement", is between **DMB LLC** hereinafter known as the "Creditor", and **Hero Technologies Inc.** hereinafter known as the "Debtor". When mentioned jointly shall be the "Parties".

I. Effective Date. April 12, 2023 shall be the effective date of this Agreement with the Parties agree to the following:

II. Present Debt. The Parties agree that there is a current debt owed by the Debtor in the amount of $250,000, hereinafter known as the "Present Debt."

III. Debt Forgiveness. The Creditor agrees as part of this Agreement they shall forgive the debt that is owed to them by the Debtor.

Execution of this Agreement shall immediately discharge all monies owed by the Debtor to the Creditor.

IV. Consideration. Debtor agrees to enter into a separate Share Purchase Agreement with Creditor, whereby Debtor agrees to sell, to Creditor, Hero Technologies Inc. common stock.

V. Creditor's Duties. It is the duty of the Creditor to remove or delete any entries from the Debtor showing this account has been late or claims that could prove to be harmful on their credit report. All credit report entries must be removed.

VI. Binding Effect. This Agreement shall be binding on all Parties involved including their successors or assignees.

VII. Held Harmless. Except to dispute the terms of this Agreement, the Parties agree not to bring any claim against the other party concerning any matter related to the Present Debt. Creditor and Debtor understand that the authorization of this Agreement bars them from making any claim.

VIII. Confidentiality. All Parties understand that all parts of this Agreement are to be kept confidential. If any portion of this Agreement were to be made public, the releasing party would be held responsible for any damages that were inflicted. Furthermore, the releasing party would be liable to all attorney's fees of the violated party in responding to such release.

IX. Modification. No modification to any provisions contained in this Agreement shall be binding upon any party unless made in writing and signed by both Creditor and Debtor.

X. Severability. If any provision, part, or expression is held to be unenforceable for any reason, the remaining provisions, parts, or expressions of this Agreement shall remain in full force and effect.

XI. Third (3rd) Parties. Both Creditor and Debtor agree that they have not assigned any portion of the Debt to another individual or entity. Furthermore, Creditor and Debtor each claim to have the authority to enter into this Agreement.

XII. Governing Law. This Agreement shall be governed under the laws in the State of Nevada.

Debtor's Signature Gina Serkasevich Date 05/16/2023

Debtor's Name: Gina Serkasevich
Hero Technologies Inc., CEO

Creditor's Signature ______________________ Date ______________

Creditor's Name: James Bradley
DMB LLC, CEO

citrix | RightSignature

SIGNATURE CERTIFICATE

REFERENCE NUMBER
EEFED003-3047-46B0-97F9-D5FE6D813CE3

TRANSACTION DETAILS

Reference Number
EEFED003-3047-46B0-97F9-D5FE6D813CE3

Transaction Type
Signature Request

Sent At
05/16/2023 00:33 EDT

Executed At
05/18/2023 14:02 EDT

Identity Method
email

Distribution Method
email

Signed Checksum
960ac288e26ede937413b0805fc10eeb9ef9fa5bb1ea29c12f480a19f38e3ed8

Signer Sequencing
Enabled

Document Passcode
Disabled

DOCUMENT DETAILS

Document Name
Settlement Agreement - Dmb Llc

Filename
settlement_agreement_-_dmb_llc.docx

Pages
2 pages

Content Type
application/vnd.openxmlformats-officedocument.wordprocessingml.document

File Size
17.1 KB

Original Checksum
c3f253c26009de5a7c925513a62bd3da753cb02488ee0ede17c802c013641a9b

SIGNERS

SIGNER

Name
Gina Serkasevich

Email
gs@herotechnologiesinc.com

Signer Sequence
0

Components
2

E-SIGNATURE

Status
signed

Multi-factor Digital Fingerprint Checksum
34124a5aa5e69edfa721f72fc4565291b09da0a4079f77707a032fe1d6604020

IP Address
24.145.44.136

Device
Safari via Mac

Typed Signature
Gina Serkasevich

Signature Reference ID
15FD2047

EVENTS

Viewed At
05/16/2023 13:56 EDT

Identity Authenticated At
05/16/2023 13:57 EDT

Signed At
05/16/2023 13:57 EDT

AUDITS

TIMESTAMP	AUDIT
05/16/2023 00:33 EDT	Ryan Halpin (rhalp522@gmail.com) created document 'settlement_agreement_-_dmb_llc.docx' on Chrome via Mac from 68.134.191.21.
05/16/2023 00:33 EDT	Gina Serkasevich (gs@herotechnologiesinc.com) was emailed a link to sign.
05/16/2023 13:56 EDT	Gina Serkasevich (gs@herotechnologiesinc.com) viewed the document on Safari via Mac from 24.145.44.136.
05/16/2023 13:57 EDT	Gina Serkasevich (gs@herotechnologiesinc.com) authenticated via email on Safari via Mac from 24.145.44.136.
05/16/2023 13:57 EDT	Gina Serkasevich (gs@herotechnologiesinc.com) signed the document on Safari via Mac from 24.145.44.136.
05/16/2023 13:57 EDT	James Bradley (jeb416@icloud.com) was emailed a link to sign.
05/17/2023 09:57 EDT	James Bradley (jeb416@icloud.com) viewed the document on Safari via Mac from 173.239.204.160.

05/17/2023 09:57 EDT	James Bradley (jeb416@icloud.com) viewed the document on Chrome via Windows from 65.79.192.4.
05/17/2023 10:13 EDT	James Bradley (jeb416@icloud.com) viewed the document on Mobile Safari via iOS from 24.209.51.152.
05/18/2023 10:21 EDT	James Bradley (jeb416@icloud.com) was emailed a reminder.
05/18/2023 14:02 EDT	James Bradley (jeb416@icloud.com) was removed from document eefed003-3047-46b0-97f9-d5fe6d813ce3 as the document was force completed.
05/18/2023 14:02 EDT	Component 'Signature Field 1' assigned to signer2 was removed as the document was force completed.
05/18/2023 14:02 EDT	Component 'Date Field 1' assigned to signer2 was removed as the document was force completed.
05/18/2023 14:02 EDT	Ryan Halpin (rhalp522@gmail.com) force completed document 'settlement_agreement_-_dmb_llc.docx' on Chrome via Mac from 68.134.191.21.